                                                                    EXHIBIT 10.3

                                 March 5, 1997



Graphix Zone, Inc.
42 Corporate Park, Suite 200
Irvine, California 92606

          Re:  Consent to Inscape and Trimark Acquisitions and Amendment Number
               ----------------------------------------------------------------
               One to Loan and Security Agreement
               ----------------------------------

Ladies and Gentlemen:

          Reference hereby is made to that certain Loan and Security Agreement (the "Loan Agreement"), dated as of January 31, 1997, between Madeleine L.L.C., a New York limited liability company ("Lender"), and Graphix Zone, Inc., a Delaware corporation ("Borrower"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

          Reference also hereby is made to (a) that certain Asset Purchase Agreement (the "Inscape Acquisition Agreement"), dated as of February 24, 1997, among Inscape, a Delaware general partnership ("Inscape"), Warner Music Group, Inc., a Delaware corporation, and Borrower, and (b) that certain Asset Purchase Agreement (the "Trimark Acquisition Agreement"), dated as of February 26, 1997, among Trimark Interactive, Inc., a California corporation ("Trimark"), Trimark Holdings, Inc., a Delaware corporation, and Borrower, copies of each of which are attached hereto as Exhibits A and B, respectively, and which Borrower hereby
                       ----------------
represents and warrants to Lender to be true, correct, and complete (including all schedules and exhibits thereto).

     A. Anything in the Loan Agreement to the contrary notwithstanding and subject to the satisfaction of each of the conditions set forth in paragraph B below:

          1.  Lender hereby consents to the execution and delivery of the
     Inscape Acquisition Agreement and the Trimark Acquisition Agreement by Borrower and the performance of its obligations thereunder.
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Graphix Zone, Inc.                                                 March 5, 1997
                                                                          Page 2

          2. Section 1.1 of the Loan Agreement hereby is amended to include the following definitions in alphabetical order:

               "Copyright Security Agreement (Borrower)" means a Copyright
                ---------------------------------------
          Security Agreement executed and delivered by Borrower pursuant to the First Amendment, in form and substance satisfactory to Lender.

               "Copyright Security Agreements" means the Copyright Security
                -----------------------------
          Agreement (GZM) and the Copyright Security Agreement (Borrower).

               "First Amendment" means that certain Consent to Inscape and
                ---------------
          Trimark Acquisitions and Amendment Number One to Loan and Security Agreement, dated as of March 5, 1997, between Borrower and Lender.

               "Trademark Security Agreement No. 2 (Borrower)" means a Trademark
                ---------------------------------------------
          Security Agreement executed and delivered by Borrower pursuant to the First Amendment, in form and substance satisfactory to Lender.

          3.  The defined term "Copyright Security Agreement" contained in
     Section 1.1 of the Loan Agreement hereby is amended to read "Copyright Security Agreement (GZM)."

          4. The definition of "Loan Documents" contained in Section 1.1 hereby is deleted in its entirety and the following is substituted in lieu thereof:

               "Loan Documents" means this Agreement, the First Amendment, the
                --------------
          Guaranty, the Guarantor Security Agreement, the Disbursement Letter, the Concentration Account Agreement, the Pay-Off Letter, the Warrants, the Copyright Security Agreements, the Trademark Security Agreements, the Subordination Agreement, any note or notes executed by Borrower and payable to Lender, and any other agreement entered into, now or in the future, in connection with this Agreement.

          5.  The definition of "Trademark Security Agreements" contained in
     Section 1.1 of the Loan Agreement hereby is deleted in its entirety and the following is substituted in lieu thereof:

               "Trademark Security Agreements" means the Trademark Security
                -----------------------------
          Agreement (Borrower), the Trademark Security Agreement No. 2 (Borrower), the Trademark Security Agreement (GZM), the Trademark Security Agreement (StarPress).
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Graphix Zone, Inc.                                                 March 5, 1997
                                                                          Page 3

          6. Schedule 6.12 (Location of Inventory and Equipment) of the Loan Agreement hereby is amended to include the following locations thereto:

               (a)  1933 Pontius Avenue
                    Los Angeles, California 90025; and

               (b)  1928 Cotner Avenue
                    Los Angeles, California 90025.

     B. As conditions to the initial and continuing effectiveness of this letter agreement:

          1. Lender shall have received a counterpart of this letter agreement, duly executed by Borrower;

          2. Lender shall have received the Copyright Security Agreement (Borrower) and the Trademark Security Agreement No. 2 (Borrower), each in form and substance satisfactory to Lender and duly executed and in full force and effect;

          3. No Event of Default has occurred and is continuing nor would result from the consummation of the transactions contemplated by the Inscape Acquisition Agreement or the Trimark Acquisition Agreement.

          All terms, conditions, and provisions of the Loan Agreement and the other Loan Documents are and shall remain in full force and effect and, except as set forth above, nothing herein shall operate as a consent to or waiver or amendment of any other or further matter or any other right, power, or remedy of Lender under the Loan Agreement and the other Loan Documents.
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Graphix Zone, Inc.                                                 March 5, 1997
                                                                          Page 4

          This letter agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. This letter agreement is a Loan Document.

                              MADELEINE L.L.C.


                              By: /s/ KEVIN P. GENDA
                                 -------------------------------------
                              Title:  Kevin P. Genda, Attorney-in-Fact


AGREED AND ACCEPTED as of the
date first above written:

GRAPHIX ZONE, INC.


By: /s/ NORMAN H. BLOCK
    --------------------------------------

Title: President
       -----------------------------------